UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

WELLESLEY BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-35352 (Commission File Number)	45-3219901 (IRS Employer Identification No.)

40 Central Street, Wellesley, Massachusetts, 02482
(Address of principal executive offices) (Zip Code)

(781) 235-2550
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of the Company was held on May 20, 2015.  The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	FOR	WITHHELD	BROKER NON-VOTES

C. Joseph Grignaffini	1,280,455	150,207	701,958
Hugh J. Kelley	1,293,925	136,737	701,958
Tina L. Wang	1,291,702	138,960	701,958

2.	The advisory vote to approve the compensation of the named executive officers as disclosed in the proxy statement was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,239,292	169,887	21,483	701,958

3.           The appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
2,125,876	5,242	1,502

There were no broker non-votes on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLESLEY BANCORP, INC.

Date: May 20, 2015	By:	/s/ Thomas J. Fontaine
Thomas J. Fontaine
President and Chief Executive Officer